November 14, 2012 Diamond Foods Restatement and First Three Quarters of Fiscal 2012 Earnings Call Supplemental Materials Exhibit 99.2

Important Information
This presentation includes forward-looking statements, including statements about our future financial and operating performance and results, fiscal 2012 financial results, bolstering internal controls and remediating material weaknesses.  These forward-looking statements are based on our assumptions, expectations and projections about future events only as of the date of this presentation, and we make such forward-looking statements pursuant to the “safe harbor” provisions of the Private Securities Litigation
Reform Act of 1995.  Many of our forward-looking statements include discussions of trends and anticipated developments under the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition
and Results of Operations” sections of the periodic reports that we file with the SEC.  We use the words
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “seek,” “may” and other similar expressions to identify forward-looking statements that discuss our future expectations, contain projections of our results of operations or financial condition or state other “forward-looking” information. You also should carefully consider other cautionary statements elsewhere in this presentation and in other documents we file from time to time with the SEC. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this presentation.  Actual results may differ materially from what we currently expect because of many risks and uncertainties, such as:  uncertainty about the need to file additional periodic reports and financial information in connection with our restatement disclosures; risks relating to our leverage and its effect on our ability to respond to changes in our business, markets and industry; increase in the cost of our debt; ability to raise additional capital and possible dilutive impact of raising such capital; risks relating to litigation and regulatory proceedings; risks related to our current inability to timely file required periodic reports under the Securities Exchange Act of
1934, as amended, and any resulting delisting of Diamond’s common stock on the Nasdaq Global Select
Market; uncertainties relating to relations with growers; availability and cost of walnuts and other raw materials; increasing competition and possible loss of key customers; and general economic and capital markets conditions.  Diamond Foods separately reports financial results using non-GAAP financial measures; a reconciliation of Diamond’s financial results determined in accordance with GAAP can be found in our press release.

Fiscal 2010 and 2011 Restatement

Background on Restatement
•
On November 1, 2011 Diamond announced that its Audit Committee had initiated an investigation into certain payments to walnut growers.
•
On February 8, 2012, Diamond announced that their Audit Committee concluded that a “continuity”
payment made to growers in August 2010 of approximately $20 million and a “momentum” payment made to growers in September 2011 of approximately $60 million were not accounted for in the correct periods.
•
As a result, the Audit Committee determined that a restatement of financial reports for fiscal 2010 and 2011 was required.  In addition, the Audit Committee identified material weaknesses in the
Company’s internal control over financial reporting.
•
Since the February 2012 announcement, Diamond has undertaken a broad and thorough restatement process.
–
A complete re-audit of entire company financials for fiscal 2010 and 2011
–
Restatement required review of quarterly walnut cost estimates across fiscal 2010 and 2011
•
Material weaknesses were identified in three areas: control environment; walnut grower accounting;
accounts payable and accrued expenses.  Diamond has taken actions to correct material weaknesses.
–
For a complete discussion of material weaknesses and remediation steps see Item 9A –
Management’s Report on Internal Control Over Financial Reporting in the 10-K/A filed on
November 14, 2012.

Where to Find Restated Financial Information (I)
Period Restated Filing
Full Year Fiscal 2011,
and 4
th
quarter
2011 Form 10-K/A (the “10-K/A”).  Consolidated balance sheet, statement of operations and statement of cash flows for the years ended July 31, 2010 and July 31, 2011, reflecting effects of the restatement are provided in Note 15 to the consolidated financial statements contained in the 10-K/A.
Selected, unaudited quarterly information for each quarterly period in fiscal 2011 is provided in Note 16 to the consolidated financial statements contained in the 10-K/A.
Fiscal 2011,
3
rd
quarter
2012 10-Q for 3
rd
quarter, reporting results for that period and restated results for the comparable period in fiscal 2011.
Selected, unaudited quarterly information for each quarterly period in fiscal 2011 is provided in Note 16 to the consolidated financial statements contained in the 10-K/A.
Fiscal 2011,
2
nd
quarter
2012 10-Q for 2
nd
quarter, reporting results for that period and restated results for the comparable period in fiscal 2011.
Selected, unaudited quarterly information for each quarterly period in fiscal 2011 is provided in Note 16 to the consolidated financial statements contained in the 10-K/A.
Fiscal 2011,
1
st
quarter
2012 10-Q for 1
st
quarter, reporting results for that period and restated results for the comparable period in fiscal 2011.
Selected, unaudited quarterly information for each quarterly period in fiscal 2011 is provided in Note 16 to the consolidated financial statements contained in the 10-K/A.
Please refer to our full periodic reports for complete information

Where to Find Restated Financial Information (II)
Period Restated Filing
Full year fiscal 2010, and
4 quarter
10-K/A. Consolidated balance sheet, statement of operations and statement of cash flows for the years ended July 31, 2010 and July 31, 2011, reflecting effects of the restatement are provided in Note 15 to the consolidated financial statements contained in the 10-K/A.
Selected, unaudited quarterly information for each quarterly period in fiscal 2010 is provided in Note 16 to the consolidated financial statements contained in the 10-K/A.
Fiscal 2010, 3 quarter Selected, unaudited quarterly information for each quarterly period in fiscal 2010 is provided in Note 16 to the consolidated financial statements contained in the 10-K/A.
Fiscal 2010, 2 quarter Selected, unaudited quarterly information for each quarterly period in fiscal 2010 is provided in Note 16 to the consolidated financial statements contained in the 10-K/A.
Please refer to our full periodic reports for complete information
Note:  1 quarter of fiscal 2010 did not require restatement
th
rd
nd
st

Summary of Restatement Impacts on
2010 and 2011 Income
($ millions) Twelve Months ended July 31
2011 2010
Restatement Item Revenue Cost Net Revenue Cost Net
Walnut payments - +$35.6 -$35.6 - +$18.3 -$18.3
Timing of expense recognition - +$5.0 -$5.0 - +$0.1 -$0.1
Other items +$0.8 -$0.4 +$1.2 +$2.2 +$0.8 +$1.4
Tax Impact - -$15.8 +$15.8 - -$6.5 +$6.5
Total Impact +$0.8 +$24.4 -$23.6 +$2.2 +$12.7 -$10.5

Twelve Months
ended July 31
(Restated)
Twelve Months
ended July 31
(Previously Reported)
2011 2010 2011 2010
Gross Margin 22.4% 21.2% 26.0% 23.7%
Adjusted EBIT Margin* 8.4% 7.5% 12.1% 10.0%
Adjusted EBITDA Margin** 11.5% 10.0% 15.1% 12.5%
Fiscal 2010 and 2011 Key Financial Ratios
*Non-GAAP, adjusted EBIT is defined as net income before interest expense, income taxes, stock-based compensation, acquisition and integration expenses, costs associated with audit committee restatement and certain SG&A costs.
**Non-GAAP, adjusted EBITDA is defined as net income before interest expense, income taxes, stock-based compensation, depreciation, amortization,  acquisition and integration expenses, costs associated with audit committee restatement and certain SG&A costs.

Organizational Changes to Bolster
Controls and Oversight
•
New executive leadership
– Appointed food and beverage industry veteran Brian Driscoll, President and CEO
•
New leadership in finance organization
– Hired Mark Hair, SVP Finance and Controller
o
10 years with Deloitte and 7 years in forensic accounting with StoneTurn Group LLP
•
Strengthened Board of Directors
– Added five experienced Board members including two new members of the audit committee
o
Alison Davis, former CFO of Barclays Global Investors and 16 years in consulting with
A.T. Kearney and McKinsey (Audit Committee)
o
Nigel Rees, VP and Controller of McKesson Corporation (Audit Committee)
o
R. Dean Hollis, former President and COO ConAgra Consumer Foods and International
Division and Oaktree Advisor
o
Matt Wilson, Oaktree Managing Director
o
Bill Tos, Walnut Grower
–
Separated Chairman and CEO roles

First Three Quarters of Fiscal 2012 and Fiscal 2011 (Restated)

2012 and Restated 2011
Net Sales by Product Line
FY 2012 FY 2011 (Restated)
($ thousands)
Q1 Q2 Q3 Q1 Q2
Q3
Snack $ 157,122 $ 141,818 147,653 $ 137,056 $ 134,183 $ 134,799
and Retail In- 98,112 94,677 49,127 90,190 80,711 46,983
Retail
International Non-
American Ingredient/Food Service/Other
Retail
Total Net Sales
$
Culinary shell
Total 255,234 236,495 196,780 227,246 214,894 181,782
Retail 21,444 21,025 4,174 21,015 36,793 31,368
North 10,715 4,831 6,731 3,800 5,157 9,916
Total Non- 32,159 25,856 10,905 24,815 41,950 41,284
$287,393 $262,351 $207,685 $252,061 $256,844 $223,066
Year- over- Year Comparison
(% change)
Q1 Q2 Q3 Q3 YTD
Snack 14.6% 5.7%             9.5%               10.0%
Culinary and Retail In- shell 8.8% 17.3% 4.6%                      11.0%
Total Non- Retail 29.6% 38.4% 73.6%                    -36.2%
Total Net Sales 14.0%                 2.1%            6.9%              3.5%
- -
-

Three Quarters
ended April 30th
(Restated)
2012 2011*
Gross Margin 18.2% 22.9%
Adjusted EBIT Margin** 4.8% 9.2%
Adjusted EBITDA Margin*** 7.8% 12.2%
First Three Quarters of Fiscal 2012 and 2011
Key Financial Ratios
*Restated
**Non-GAAP, adjusted EBIT is defined as net income before interest expense, income taxes, stock-based compensation, acquisition and integration expenses, costs associated with audit committee restatement and certain SG&A costs.
***Non-GAAP, adjusted EBITDA is defined as net income before interest expense, income taxes, stock-based compensation, depreciation, amortization,  acquisition and integration expenses, costs associated with audit committee restatement and certain SG&A costs.

2012 and Restated 2011
Quarterly Income Statement

($ thousands, except per share numbers)
Q1 Q2 Q3 Q1 Q2 Q3
Net sales
$287,393 $262,351 $207,685 $252,061 $256,844
Cost of sales
226,086 220,429 173,457 195,953 197,866 170,576
Gross profit
61,307 41,922 34,228 56,108 58,978 52,490
Operating expenses:
Selling, general and administrative
29,455 34,304 33,260 23,289 24,052 24,229
Advertising
12,716 11,638 7,200 12,469 10,170 11,723
Acquisition and integration related expenses
17,214 12,091 11,336 579 1,023 5,946
Total operating expenses
59,385 58,033 51,796 36,337 35,245 41,898
Income  (Loss) from operations
1,922 (16,111) (17,568) 19,771 23,733 10,592
Interest expense, net
5,761 6,471 7,701 6,117 5,992 5,941
Income (Loss) before income taxes
(3,839) (22,582)
(25,269)
13,654 17,741 4,651
Income taxes (Benefit)
(14,640) (2,398) 18,748 4,372 6,643 1,300
Net income (Loss)
$10,801
($20,184)
($44,017) $9,282 $11,098
Earnings (loss) per share:
Basic
$0.49 ($0.93) ($2.02) $0.42 $0.51 $0.15
Diluted
$0.47 ($0.93) ($2.02) $0.42 $0.49 $0.15
Shares used to compute earnings per share:
Basic
21,668 21,724 21,752 21,489 21,565 21,604
Diluted
22,567 21,724 21,752 21,933 22,212 22,332
Dividends declared per share
$0.045 $0.045           $
-
$0.045 $0.045 $0.045
FY 2012 FY 2011 (Restated)
$223,066
$ 3,351

Quarterly Adjusted EBITDA
Fiscal 2012 Fiscal 2011 (Restated)
($ thousands)
Q1 Q2 Q3 Q1 Q2 Q3
Net income (loss)
$10,801 ($20,184) ($44,017) $9,282 $11,098 $3,351
Income taxes (benefit)
(14,640) (2,398) 18,748 4,372 6,643 1,300
Income (loss) before income taxes
(3,839) (22,582) (25,269) 13,654 17,741 4,651
Other expense, net - - - - - -
Interest expense, net
5,761 6,471 7,701 6,117 5,992 5,941
Income (loss) from operations
1,922 (16,111) (17,568) 19,771 23,733 10,592
Acquisition and integration related
expenses
17,214 12,091 11,336 579 1,023 5,946
Certain selling, general and
administrative costs
2,016 10,710 7,863 - - -
Stock-based compensation expense
1,902 2,949 2,291 1,772 2,104 1,739
Depreciation and amortization
7,180 7,353 7,702 7,472 7,506 7,321
Adjusted EBITDA
$30,234 $16,992 $11,624 $29,594 $34,366 $25,598
1
Non-GAAP, adjusted EBITDA is defined as income before interest expense, income taxes, stock-based compensation, depreciation, amortization,  acquisition and integration expenses, costs associated with audit committee restatement and certain SG&A costs.

14
Expense Adjustments in
First Three Quarters of Fiscal 2012
$ millions Fiscal 2012
Description of Expense Q1 Q2 Q3
Q3
YTD
Acquisition and integration related expenses
1
$17.2 $12.1 $11.3 $40.6
Audit committee investigation, restatement
and related expenses
2
0.2 10.7 5.7 16.6
Other expenses
3
1.8 - 2.6 4.4
Subtotal
2.0 10.7 8.3 21.0
Forbearance costs
4
- - 1.0 1.0
TOTAL $19.2 $22.8 $20.6 $62.6
1 Pringles and Kettle related
2 Included in SG&A in the financial statements; includes certain audit, consulting, and legal fees
3 Included in SG&A in the financial statements; includes certain legal costs, cash and stock based retention bonuses, severance, and other related costs
4 Included in interest expense in the financial statements

Reconciliation of Income to Non-GAAP EPS
* Includes shares associated with participating securities
Fiscal 2012 Fiscal 2011 (Restated)
($ thousands, except per share amounts)
Q1 Q2 Q3 Q1 Q2 Q3
GAAP income (loss)before income taxes
($3,839) ($22,582) ($25,269) $13,654 $17,741 $4,651
Adjustments to exclude acquisition and
integration related expenses
17,214 12,091 11,336 579 1,023 5,946
Adjustments to exclude certain SG&A costs 2,016 10,710 8,309 - - -
Adjustments to exclude forbearance fee - - 1,006 - - -
Non -GAAP income (loss) before income taxes
15,391 219 (4,618) 14,233 18,764 10,597
GAAP income taxes / (benefit)
(14,640) (2,398) 18,748 4,372 6,643 1,300
Tax effect of Non-GAAP adjustments 13,686 2,384 (18,462) (1,651) (3,055) 1,284
Non -GAAP income taxes / (benefit)
(954) (14) 286 2,721 3,588 2,584
Non -GAAP net income (loss)
$16,345 $233 ($4,904) $11,512 $15,176 $8,013
Non -GAAP EPS-diluted
$0.71 $0.01 ($0.22) $0.52 $0.67 $0.35
Shares used in computing
Non -GAAP EPS-diluted *
22,932 22,056 22,108 22,343 22,622 22,726

Key Drivers of Financial Performance in
First Three Quarters of Fiscal 2012
•
Significant decline in walnut crop receipts led to a 36 percent decrease in non-retail revenue in the first three quarters of fiscal 2012, which contributed to a substantial drop in gross margin for the company between fiscal 2011 and fiscal 2012.
–
Plants operating below capacity
•
Increase in average walnut cost per pound in excess of 50 percent led to gross margin compression as price increases lagged commodity cost rises.
•
Additional pressure on other commodities (e.g. pecans, peanuts, cashews, oil) also impacted snack portfolio.
•
Emerald and Kettle experienced high levels of promotional spending.
•
Emerald SKU proliferation drove high operating costs in plants.
•
Gross margin also impacted by high manufacturing/supply chain operating costs due to nut product line complexity and excess capacity in nut and Kettle U.S. facilities.

Guidance for Full-Year Fiscal 2012
•
Net sales expected to be between $975 and $980 million
•
Snack sales expected to be between $600 and $605 million
•
Culinary sales expected to be between $290 and $295 million
•
Gross margin expected to be between 18.0% to 18.5%
•
Adjusted EBITDA expected to be between $78 and $81 million